UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2009 (October 19, 2009)
FIRST PHYSICIANS CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 North Camden Drive, #810 Beverly Hills, CA	90210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 860-2501
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities
On October 19, 2009, First Physicians Capital Group, Inc., a Delaware corporation (the “Registrant”), entered into a Series 5-A Preferred Stock and Warrant Purchase Agreement, in the form attached hereto as Exhibit 10.1, with Dan Chen (the “Investor”), whereby the Registrant issued and sold an additional 7 shares of its Series 5-A Convertible Preferred Stock, par value $0.01 per share (the “Series 5-A Preferred Stock”), and 4,200 warrants to purchase shares its common stock, par value $0.01 per share (the “Common Stock”), at an exercise price of $0.50 per share, exercisable for a period of two years from the date of issuance, in substantially the form attached hereto as Exhibit 10.2 (the “Warrants in Connection with 5-A”), in a private placement for an aggregate purchase price of $7,000. The issuance and sale of the shares of Series 5-A Preferred Stock and warrants to purchase Common Stock were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) and Regulation D promulgated under the Securities Act. The transaction closed on October 19, 2009.
The purchase price for the Series 5-A Preferred Stock and the Warrants in Connection with 5-A was $1,000.00 per unit, with each unit consisting of one share (1) of Series 5-A Preferred Stock and a warrant to purchase up to six hundred (600) shares of Common Stock. The Investor represented to the Registrant in writing that he is an “Accredited Investor,” as that term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933.
Also, on October 19, 2009, the Registrant entered into a Series 6-A Preferred Stock and Warrant Purchase Agreement, in the form attached hereto as Exhibit 10.3, with the Investor, whereby the Registrant issued and sold an additional 43 shares of its Series 6-A Convertible Preferred Stock, par value $0.01 per share (the “Series 6-A Preferred Stock”), and 25,800 warrants to purchase shares its Common Stock, at an exercise price of $0.50 per share, exercisable for a period of two years from the date of issuance, in substantially the form attached hereto as Exhibit 10.4 (the “Warrants in Connection with 6-A”), in a private placement for an aggregate purchase price of $43,000. The issuance and sale of the shares of Series 6-A Preferred Stock and warrants to purchase Common Stock were exempt from the registration and prospectus delivery requirements of the Securities Act, by virtue of Section 4(2) and Regulation D promulgated under the Securities Act. The transaction closed on October 19, 2009.
The purchase price for the Series 6-A Preferred Stock and the Warrants in Connection with 6-A was $1,000.00 per unit, with each unit consisting of one share (1) of Series 6-A Preferred Stock and a warrant to purchase up to six hundred (600) shares of Common Stock. The Investor represented to the Registrant in writing that he is an “Accredited Investor,” as that term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description
10.1	Form of Series 5-A Preferred Stock and Warrant Purchase Agreement, dated October 19, 2009
10.2	Form of Warrant issued in connection with 5-A
10.3	Form of Series 6-A Preferred Stock and Warrant Purchase Agreement, dated October 19, 2009
10.4	Form of Warrant issued in connection with 6-A

EXHIBITS

Exhibit No.	Description
10.1	Form of Series 5-A Preferred Stock and Warrant Purchase Agreement, dated October 19, 2009
10.2	Form of Warrant issued in connection with 5-A
10.3	Form of Series 6-A Preferred Stock and Warrant Purchase Agreement, dated October 19, 2009
10.4	Form of Warrant issued in connection with 6-A
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PHYSICIANS CAPITAL GROUP, INC.
Date: October 23, 2009	By:	/s/ Donald C. Parkerson
Donald C. Parkerson
Chief Financial Officer